                                                             Exhibit 16




                         [REZNICK, FEDDER & SILVERMAN]


January 4, 1999


Securities and Exchange Commission
Washington, DC  20549



Ladies and Gentlemen:

We have read item 4 included in the attached Form 8-K dated January 4, 1999 of Southeastern Income Properties II Limited Partnership to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.


REZNICK, FEDDER & SILVERMAN